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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 28, 2004

                          CLIFTON SAVINGS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                  0-50358             34-1983738
         -------------                  -------             ----------
(State or other jurisdiction of        Commission          (IRS Employer
 incorporation or organization)        File Number)        Identification No.)

                1433 Van Houten Avenue, Clifton, New Jersey 07015
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (973) 473-2200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.
         ------------

         On July 28, 2004, Clifton Savings Bancorp, Inc. issued a press release, which announced that the 2004 annual meeting of stockholders will be held on September 7, 2004.

         A press release announcing the annual meeting is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1 Press Release dated July 28, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CLIFTON SAVINGS BANCORP, INC.




Date: July 28, 2004                     By: /s/ Walter Celuch
                                            ------------------------------------
                                            Walter Celuch
                                            President and Secretary